Exhibit 10.14

Z SQUARED, INC. 2025 INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK AWARD AGREEMENT

I.	NOTICE OF RESTRICTED STOCK AWARD

Participant Name: _______________________________

Address: ______________________________________

Z Squared, Inc., a Wyoming corporation (the "Company"), hereby grants to the undersigned Participant (the "Participant") the number of shares of the Company's common stock, par value $0.0001 per share (the "Shares"), set forth below, as an Award of Restricted Stock (the "Restricted Stock") subject to the terms and conditions of the Z Squared, Inc. 2025 Incentive Compensation Plan (the "Plan") and this Award Agreement (the "Award Agreement"), as follows:

Grant Date: ______________________________

Total Number of Shares of Restricted Stock Granted: ______________________________

Purchase Price Per Share (if any): $0.00 (issued in consideration of past and/or future services rendered to the Company, the value of which the Administrator has determined to be equal to the aggregate fair market value of the Shares on the Grant Date)

Vesting Commencement Date: ______________________________

Vesting Schedule: ______________________________

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II.	AGREEMENT

1. Grant of Restricted Stock.

(a) The Company hereby grants to the Participant named in the Notice of Restricted Stock Award (the "Award") in Part I of this Award Agreement the Shares of Restricted Stock set forth in the Notice of Restricted Stock Award as of the Grant Date set forth above. Upon issuance, the Shares shall be subject to the vesting conditions and restrictions set forth in this Award Agreement and the Plan.

(b) The Restricted Stock is subject to the terms and conditions set forth in this Award Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Award Agreement, the terms of the Plan will control. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

(c) The Shares of Restricted Stock shall be issued on or promptly following the Grant Date, either by book-entry registration on the records of the Company's transfer agent or in certificated form, in each case in the name of the Participant, and shall bear or be subject to notation of the restrictive legend set forth in Section 9 below.

2. Vesting.

The Shares of Restricted Stock will vest and become free of the restrictions set forth in Sections 3, 5, and 6 below in accordance with the Vesting Schedule set forth in Part I above (each, a "Vesting Date"). Except as otherwise provided in the Plan or this Award Agreement, in the event the Participant ceases to be a Service Provider for any reason prior to the applicable Vesting Date, any Shares of Restricted Stock that have not vested as of such date (the "Unvested Shares") shall be automatically forfeited and returned to the Company, without payment of any consideration therefor, and the Participant shall have no further rights with respect to such Unvested Shares. Shares of Restricted Stock that have vested in accordance with the Vesting Schedule shall be referred to herein as "Vested Shares."

3. Transfer Restrictions.

Until the Shares of Restricted Stock become Vested Shares, the Shares of Restricted Stock and any interest therein may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of in any manner (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. Any attempted sale, assignment, transfer, pledge, hypothecation, encumbrance, or other disposition in violation of this Section 3 shall be null and void and shall be disregarded by the Company. Upon vesting, all transfer restrictions set forth in this Section 3 shall lapse with respect to the Vested Shares, subject to compliance with Applicable Laws, the Company's Insider Trading Policy, and any other lock-up, leak-out, or similar contractual restrictions to which the Participant is subject.

4. Rights as a Stockholder.

(a) Voting Rights. Subject to the terms of this Award Agreement and the Plan, upon issuance of the Shares of Restricted Stock, the Participant shall be the record owner of such Shares and shall be entitled to exercise all voting rights with respect to such Shares, whether or not vested.

(b) Dividends and Distributions. If any cash dividends or other cash distributions are paid with respect to the Shares of Restricted Stock, such dividends and distributions shall be withheld by the Company for the Participant's account and shall not be paid to the Participant unless and until the Shares with respect to which such dividends or distributions were paid become Vested Shares. Any dividends or distributions paid in Shares or other securities with respect to the Shares of Restricted Stock shall automatically be subject to the same vesting, transfer restrictions, and forfeiture provisions as the underlying Shares of Restricted Stock. Dividends or distributions attributable to Shares of Restricted Stock that are forfeited pursuant to Section 2 above shall likewise be forfeited, and the Participant shall have no right to receive such dividends or distributions.

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5. Custody of Restricted Stock; Stock Power.

Until the Shares of Restricted Stock become Vested Shares, any certificates representing the Shares of Restricted Stock shall be held in custody by the Company (or by an escrow agent designated by the Company) as a bailee, and any book-entry registration shall bear an appropriate notation indicating that the Shares are subject to this Award Agreement. As a condition to the issuance of the Restricted Stock, the Participant shall, concurrently with the execution of this Award Agreement, deliver to the Company a stock assignment separate from certificate (or "stock power") in the form attached hereto as Exhibit B, endorsed in blank, with respect to the Shares of Restricted Stock, which stock power the Company may use, in its discretion, to effect the forfeiture and return to the Company of any Unvested Shares in accordance with Section 2 above.

6. Restrictive Legend.

Each certificate (if any) or book-entry position evidencing Shares of Restricted Stock shall bear or be subject to a notation in substantially the following form, in addition to any other legends or notations required by Applicable Laws or otherwise deemed appropriate by the Company:

"The shares represented by this certificate [or this book-entry position] are subject to the terms and conditions, including vesting and transfer restrictions, of a Restricted Stock Award Agreement between the holder and Z Squared, Inc., dated as of [____________]. A copy of such Award Agreement is on file at the principal office of Z Squared, Inc. and will be furnished without charge to the holder upon written request."

Upon vesting of any Shares of Restricted Stock and the satisfaction of any other applicable restrictions, the Company shall cause the foregoing legend (or notation) to be removed from the certificate (or book-entry position) representing such Vested Shares, subject to the Participant's compliance with Applicable Laws, including the Securities Act of 1933, as amended (the "Securities Act"), and any other applicable legend, holding period, or transfer restriction.

7. Section 83(b) Election.

(a) The Participant understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares of Restricted Stock (if any) and the fair market value of such Shares as of the date any restrictions on such Shares lapse. In this context, "restrictions" include the right of the Company to have Unvested Shares forfeited and returned to the Company pursuant to Section 2 above. The Participant understands that the Participant may elect to be taxed at the time the Shares are granted, rather than as the restrictions lapse, by filing an election under Section 83(b) of the Code (an "83(b) Election") with the U.S. Internal Revenue Service within thirty (30) days from the Grant Date. The form for making an 83(b) Election is attached hereto as Exhibit A.

(b) The Participant acknowledges that it is the Participant's sole responsibility, and not the Company's, to timely file the 83(b) Election if the Participant chooses to do so, even if the Participant requests the Company or its representatives to make this filing on the Participant's behalf. The Participant shall promptly provide the Company with a copy of any 83(b) Election that the Participant files with the Internal Revenue Service.

(c) The Participant acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the Award, and does not purport to be complete. The Participant further acknowledges that the Company has directed the Participant to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state, or foreign country in which the Participant may reside, and the tax consequences of the Participant's death. The Participant assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Shares.

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8. Withholding.

The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to the grant or vesting of the Shares of Restricted Stock (or the lapse of any restrictions thereon). The Participant may elect to satisfy such withholding obligation (i) in cash, (ii) by authorizing the Company to withhold from other compensation payable to the Participant, (iii) by authorizing the Company to withhold from the Shares of Restricted Stock that number of Shares having a Fair Market Value equal to the amount of such withholding obligation (up to the maximum statutory withholding rate), or (iv) by such other method as the Administrator may permit from time to time, in each case subject to the Administrator's approval and to Applicable Laws.

9. Securities Law Compliance.

(a) The Participant acknowledges that the Shares of Restricted Stock have not been registered under the Securities Act or under any state securities laws as of the Grant Date, and may be issued in reliance on exemptions from such registration requirements. The Participant agrees that the Participant will not sell, transfer, or otherwise dispose of any Shares of Restricted Stock (whether or not vested) except in compliance with the Securities Act, any applicable state securities laws, the Company's Insider Trading Policy, and any other applicable restriction or policy of the Company.

(b) The Participant represents that the Participant is acquiring the Shares for the Participant's own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of such Shares in violation of the Securities Act.

(c) The Participant acknowledges that the Shares of Restricted Stock may be registered in the future for resale pursuant to an effective registration statement on Form S-8 (once filed by the Company with respect to the Plan) or otherwise, and that, upon such registration and vesting, the Vested Shares may be freely transferable (subject to Section 3 above and Applicable Laws, including Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 144 thereunder if the Participant is an affiliate of the Company).

10. No Right to Continued Service.

Nothing in this Award Agreement or the Plan shall confer upon the Participant any right to continue in the employ or service of the Company or any Affiliate or Subsidiary, or to be entitled to any remuneration or benefits not set forth in this Award Agreement or the Plan, or to interfere with or limit in any way the right of the Company or any such Affiliate or Subsidiary to terminate the Participant's employment or service at any time.

11. Clawback.

The Shares of Restricted Stock and any Shares acquired thereunder shall be subject to any clawback, recoupment, or similar policy of the Company in effect from time to time (including, without limitation, the Company's Clawback Policy adopted pursuant to Section 10D of the Securities Exchange Act of 1934, Rule 10D-1 thereunder, and Nasdaq Listing Rule 5608), and to any other provisions of Applicable Laws requiring the recovery or return of incentive compensation.

12. Adjustments.

The Participant acknowledges that the Shares of Restricted Stock are subject to adjustment, modification, substitution, and termination in certain events as provided in the Plan, including in connection with any stock split, stock dividend, recapitalization, reorganization, merger, or other corporate transaction.

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13. Notices.

Any notice required or permitted under this Award Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, upon confirmed email transmission, or upon deposit with a nationally recognized overnight courier or with the United States Postal Service by certified or registered mail (postage prepaid), addressed to the Company at its principal executive offices and to the Participant at the address set forth in Part I of this Award Agreement, or at such other address as a party may designate by written notice to the other.

14. Governing Law; Jurisdiction.

This Award Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to its conflict of laws principles. Any dispute arising out of or relating to this Award Agreement shall be brought exclusively in the state or federal courts located in the State of Wyoming, and each party consents to the exclusive jurisdiction of such courts and waives any objection based on inconvenient forum.

15. Entire Agreement; Amendment.

This Award Agreement, together with the Plan, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral. This Award Agreement may be amended only by a written instrument signed by the Company and the Participant, except that the Administrator may, without the Participant's consent, amend this Award Agreement to the extent the Administrator determines, in its sole discretion, that such amendment is not materially adverse to the Participant or is necessary or advisable to comply with Applicable Laws.

16. Counterparts; Electronic Signature.

This Award Agreement may be executed in counterparts (including by facsimile or electronic signature), each of which shall be deemed an original and all of which together shall constitute one instrument. Electronic acceptance by the Participant (including through an equity plan administration platform designated by the Company) shall have the same force and effect as a manual signature.

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IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as of the Grant Date.

Z SQUARED, INC.

By: _________________________________

Name:

Title:

PARTICIPANT

By: _________________________________

Name:

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EXHIBIT A

ELECTION TO INCLUDE VALUE OF RESTRICTED STOCK IN

GROSS INCOME IN YEAR OF TRANSFER

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.83-2 promulgated thereunder, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property. In connection with this election, the undersigned supplies the following information:

1. Name, address, and taxpayer identification number of undersigned:

Name: _______________________________

Address: _____________________________

Social Security / Taxpayer Identification Number: _____________________

2. Description of property with respect to which election is made:

___________ shares of common stock, par value $0.0001 per share, of Z Squared, Inc., a Wyoming corporation (the "Company").

3. Date on which property was transferred to undersigned: ________________

Taxable year for which election is made: Calendar year ________.

4. Nature of restrictions to which property is subject:

The shares are subject to vesting conditions set forth in a Restricted Stock Award Agreement, dated as of ________________, between the undersigned and the Company (the "Award Agreement"). In general, unvested shares are forfeited to the Company in the event of the undersigned's cessation of service with the Company prior to vesting, and unvested shares may not be sold, assigned, transferred, pledged, or otherwise disposed of.

5. Fair market value of property at time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse):

$___________ per share; aggregate: $___________

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6. Amount paid for property:

$___________ per share; aggregate: $___________

7. A copy of this election has been furnished to the Company pursuant to Treasury Regulations Section 1.83-2(d).

Dated: _______________________

_______________________________________

Taxpayer (Signature)

_______________________________________

Name (Printed)

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EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, and pursuant to that certain Restricted Stock Award Agreement, dated as of __________________ (the "Award Agreement"), by and between the undersigned (the "Participant") and Z Squared, Inc., a Wyoming corporation (the "Company"), the Participant hereby sells, assigns, and transfers unto the Company, without consideration, ______________ (___________) shares of common stock, par value $0.0001 per share, of the Company standing in the Participant's name on the books of the Company, and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with, and subject to the terms and conditions of, the Award Agreement, and only to the extent that the Participant forfeits Unvested Shares (as defined in the Award Agreement) pursuant to the terms of the Award Agreement. The Participant acknowledges that this Stock Assignment is not revocable prior to the expiration or earlier termination of the Award Agreement, and that the Participant's execution and delivery of this Stock Assignment is required pursuant to Section 5 of the Award Agreement.

Dated: _______________________

_______________________________________

Participant (Signature)

_______________________________________

Name (Printed)

[Signature Guarantee, if required]

Instructions: Please do not fill in the blanks relating to share quantity above. The purpose of this Stock Assignment is to enable the Company to effect the forfeiture and return of any Unvested Shares in the event of any forfeiture event under the Award Agreement, without the need to obtain additional signatures from the Participant. Upon vesting of all Shares of Restricted Stock, or upon the lapse of all restrictions thereon in accordance with the Award Agreement, the Company shall return this Stock Assignment to the Participant or destroy it.

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